EXHIBIT 4.1


                      *SEE REVERSE FOR RESTRICTIVE LEGEND*


                                                           CUSIP NO. 558909 10 7


NUMBER                                                      SHARES

                     MAGICWORKS ENTERTAINMENT INCORPORATED
                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                 PAR VALUE $.001


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

SHARES OF COMMON STOCK OF MAGICWORKS ENTERTAINMENT INCORPORATED

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

  _____________  MAGICWORKS ENTERTAINMENT INCORPORATED   ______________
   SECRETARY           CORPORATE SEAL                      PRESIDENT
                             DELAWARE

COUNTERSIGNED AND REGISTERED:
     INTERWEST TRANSFER CO. INC.

COUNTERSIGNED TRANSFER AGENT-AUTHORIZED SIGNATURE

NOTICE: SIGNATURE MUST BE GURANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED
        NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVING BANK), OR A TRUST COMPANY. THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM -  as tenants in common         UNIF GIFT MIN ACT - _____Custodian_____
TEN ENT - as tenants by the entireties                (Cust)   (Minor)
JT TEN - as joint tenants with right of        under Uniform Gifts to Minors
         survivorship and not as tenants       Act_____________________________
         in common                                        (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISIES.

DATED___________________________



       ________________________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
               WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION
FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECUCITIES ACT AS WELL AS ANY
APPLICABLE "BLUE SKY" OR OTHER SIMILAR SECURITIES LAW.